Exhibit 99.1
Revett Announces John McCombe appointed to Board of Directors

Spokane Valley, Washington November 2, 2010; Revett Minerals Inc. (RVM:TSX / RVMIF:OTCBB) (“Revett” or the “Company”) is pleased to announce the appointment of John B. McCombe to its Board of Directors.

Mr. McCombe has over 25 years operating experience in North American and international mining and mineral processing operations. Most recently, he held the position of Senior Vice President - Operating Strategy at IAMGOLD Corporation. Mr. McCombe graduated from Queen’s University in 1983 with a Bachelor of Science in Mining Engineering and is a member of Canadian Institute of Mining and Metallurgy. Upon graduation Mr. McCombe joined Dickenson Mines (now Goldcorp) at their Red Lake operation where he held various mine and mill superintendent positions. From 1995 to 2005, Mr. McCombe was with Breakwater Resources where he was responsible for global operations.

Tim Lindsey, Chairman of the Board stated, “John brings a unique skill base to our board and provides strong support to our core values: workplace safety, environmental stewardship, and commitment to the communities in which we operate. His knowledge and experiences in underground mining, particularly in room and pillar methodologies, will be invaluable as we commence our evaluation and planning for mill utilization and potential development of the I-Beds at Troy. As we look down the road, both at further exploration potential at our Troy mine, and development at Rock Creek, John will be an important part of our team that will help realize our significant growth potential.”

About Revett
Revett Minerals, through its subsidiaries, owns and operates the currently producing Troy Mine in Lincoln County, Montana and development-stage Rock Creek Project located in Sanders County, Montana, USA. The proven reserves at the Troy Mine and significant resources at the Rock Creek project will form the basis of our plan to become a solid mid-tier base and precious metals producer. Revett plans on expanding production through exploration in and around its current properties, as well as through targeted business combinations of advanced stage projects.

John Shanahan
President & CEO

For more information, please contact: Monique Hayes, Director of Corporate & Investor Communications at (509) 921-2294 or visit our website at www.revettminerals.com.

Except for the statements of historical fact contained herein, the information presented in this press release may contain "forward-looking statements" within the meaning of applicable Canadian securities legislation and The Private Securities Litigation Reform Act of 1995. Generally, these forward looking statements can be identified by the use of forward-looking terminology such as "expects", or "does not expect", "is expected", "is not expected", "budget", "plans", "schedule", "estimates", "forecasts", "intends", "anticipates", "or does not anticipate" or "believes" or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will", "occur" or "be achieved". Forward-looking statements contained in this press release include but are not limited to statements with respect to, the Company’s anticipated course of action moving forward or the Company’s ability to develop the Rock Creek project. Actual results and developments could be affected by development risks and production risks, our challenging working capital position and our inability to continue to fund operations, as well as those factors discussed in the section entitled "Risk Factors" in the Form 10-K filed on SEDAR at www.sedar.com and with the SEC on EDGAR. Although the Company has attempted to identify important factors that could cause actual results to differ materially, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. Revett Minerals does not undertake to update any forward-looking statements that are incorporated by reference herein, except in accordance with applicable securities laws.